UNANIMOUS CONSENT IN LIEU OF A SPECIAL
                             MEETING OF DIRECTORS OF
                            ROANOKE TECHNOLOGY CORP.

         The undersigned, being the sole director of ROANOKE TECHNOLOGY CORP., a corporation of the State of Florida, ("CORPORATION"), does hereby authorize and approve the actions set forth in the following resolutions without the formality of convening a meeting, and does hereby consent to the following action of this Corporation, which actions are hereby deemed effective as of the date hereof:

                  RESOLVED, that the CORPORATION hereby authorizes the relocation of the CORPORATION corporate office 539 Becker Road, Roanoke Rapids, North Carolina 27870 to 2720 N. Wesleyan Blvd., Rocky Mount, North Carolina 27804.

                  FURTHER RESOLVED, that each of the officers of the CORPORATION be, and they hereby are authorized and empowered to execute and deliver such documents, instruments and papers and to take any and all other action as they or any of them may deem necessary or appropriate for the purpose of carrying out the intent of the foregoing resolutions; and that the authority of such officers to execute and deliver any such documents, instruments and papers and to take any such other action shall be conclusively evidenced by their execution and delivery thereof or their taking thereof.

         The undersigned, by affixing his signature hereto, does hereby consent to, authorize and approve the foregoing actions in their capacity as the sole director of ROANOKE TECHNOLOGY CORP.

Dated: February 24, 2003

                                   /s/  David L. Smith, Jr.
                                   ------------------------------
                                        DAVID L. SMITH, JR.